EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Curtis B. McWilliams, the Chief Executive Officer of Trustreet Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED this 9th day of August 2005.




                                          /s/ Curtis B. McWilliams
                                          -----------------------------------
                                          Curtis B. McWilliams
                                          Chief Executive Officer


                                          A  signed  original  of  this  written
                                          statement  required by Section 906 has
                                          been  provided to the Company and will
                                          be   retained   by  the   Company  and
                                          furnished   to  the   Securities   and
                                          Exchange  Commission or its staff upon
                                          request.